PHOENIX-SENECA FUNDS

                    PHOENIX-SENECA MID-CAP "EDGE" SM FUND AND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND
     SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED JANUARY 29, 2002

For the Phoenix-Seneca Mid-Cap "Edge"(SM) Fund, on page 6 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of companies with market capitalizations between $500 million and $10 billion. The fund may invest in companies with higher or lower market capitalizations.

Also, for the Phoenix-Seneca Real Estate Securities Fund, on page 11 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund invests at least 80% of its assets in equity and debt securities of issuers that are principally engaged in real estate or related industry businesses in the United States. An issuer is considered principally engaged in such business if at least 50% of the issuer's assets or income is attributable to ownership, construction, management or sale of real estate in the United States or to products or services related to the real estate industry, including the financing of real estate.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.



PXP 2069/80  (06/02)